Exhibit 99.1
Five Point Holdings, LLC Reports Third Quarter 2020 Results
Third Quarter 2020 Highlights
•Consolidated net income of $36.4 million and an increase in cash of approximately $55 million.
•Cash distributions of $80.3 million received from Gateway Commercial Venture from proceeds generated by the sale of two buildings at the Five Point Gateway Campus for a purchase price of $355 million.
•Company maintains liquidity of $395.2 million at September 30, 2020.
Irvine, CA, November 10, 2020 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use, master-planned communities in California, today reported its third quarter 2020 results. Emile Haddad, Chairman and CEO, said, “We are pleased to present our third quarter results where we improved our cash position by $55 million and generated consolidated net income of $36.4 million. We are seeing continued strength in our markets evidenced by the rate of sales at our Great Park Neighborhoods community, the interest from homebuilders in Valencia and the reported home price appreciation in both the Los Angeles County and Orange County markets.”
Third Quarter 2020 Consolidated Results
Liquidity and Capital Resources
As of September 30, 2020, total liquidity of $395.2 million was comprised of cash and cash equivalents totaling $270.6 million and borrowing availability of $124.7 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $3.0 billion in assets and $1.1 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended September 30, 2020
Revenues. Revenues of $8.4 million for the three months ended September 30, 2020 were primarily generated from management services.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $52.4 million for the three months ended September 30, 2020, comprised of a $4.2 million loss from our 37.5% percentage interest in the Great Park Venture and earnings of $56.6 million from our 75% interest in the Gateway Commercial Venture.
Selling, general, and administrative. Selling, general, and administrative expenses were $17.7 million for the three months ended September 30, 2020.
Net income. Consolidated net income for the quarter was $36.4 million. The net income attributable to noncontrolling interests totaled $19.5 million, resulting in net income attributable to the Company of $17.0 million.
Segment Results
Valencia Segment (formerly Newhall). Selling, general, and administrative expenses were $2.8 million for the three months ended September 30, 2020.
San Francisco Segment. Selling, general, and administrative expenses were $2.0 million for the three months ended September 30, 2020.
Great Park Segment. The Great Park segment’s net loss for the quarter was $10.2 million, which included net income of $1.8 million from management services and a net loss of $12.0 million attributed to the Great Park Venture. We do not include the Great Park Venture as a consolidated subsidiary in our consolidated financial statements but rather account for it as an equity method investee. After adjusting to account for a difference in investment basis, the Company’s equity in loss from the Great Park Venture was $4.2 million for the three months ended September 30, 2020.
Commercial Segment. In August 2020, the Gateway Commercial Venture closed on the sale of two buildings, comprising a total of approximately 660,000 square feet of research and development space currently leased to a subsidiary of Broadcom Inc. for a purchase price of $355.0 million. The sale of the buildings, which had a carrying value of approximately $278.0 million, resulted in a gain of approximately $74.8 million, net of transaction costs. Concurrently, the Gateway Commercial Venture made a debt payment of $245.0 million to its lender and made total distributions to its members of approximately $107.0 million, of which approximately $80.3 million was distributed to us. Segment net income was approximately $75.6 million, which included net income of $0.1 million from management services and net income of $75.5 million attributed to the Gateway Commercial Venture. We do not include the Gateway Commercial Venture as a consolidated subsidiary in our consolidated financial statements but rather account for it as an equity method investee. Our share of equity in earnings from the Gateway Commercial Venture totaled $56.6 million for the three months ended September 30, 2020.

Conference Call Information
In conjunction with this release, Five Point will host a conference call today, Tuesday, November 10, 2020 at 5:00 pm Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (866) 248-8441 (domestic) or (720) 452-9102 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 2148805 The telephonic replay will be available until 11:59 p.m. Eastern Time on November 24, 2020.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use, master-planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® (formerly known as Newhall Ranch®) in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:
Bob Wetenhall, 949-349-1087
bob.wetenhall@fivepoint.com
or
Media:
Steve Churm, 949-349-1034
steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
REVENUES:
Land sales	$42	$9	$17,076	$74
Land sales—related party	2	229	14	695
Management services—related party	7,999	11,458	22,557	33,689
Operating properties	334	318	2,257	3,016
Total revenues	8,377	12,014	41,904	37,474
COSTS AND EXPENSES:
Land sales	—	—	11,861	—
Management services	6,120	7,699	16,587	22,794
Operating properties	764	1,388	4,408	4,488
Selling, general, and administrative	17,656	25,863	58,594	77,629
Total costs and expenses	24,540	34,950	91,450	104,911
OTHER INCOME:
Interest income	71	1,724	1,303	6,494
Gain on settlement of contingent consideration—related party	—	—	—	64,870
Miscellaneous	91	7	267	26
Total other income	162	1,731	1,570	71,390
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	52,423	(1,750)	45,417	4,463
INCOME (LOSS) BEFORE INCOME TAX (PROVISION) BENEFIT	36,422	(22,955)	(2,559)	8,416
INCOME TAX (PROVISION) BENEFIT	—	—	—	(1,266)
NET INCOME (LOSS)	36,422	(22,955)	(2,559)	7,150
LESS NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	19,458	(12,292)	(1,349)	4,517
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$16,964	$(10,663)	$(1,210)	$2,633

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.25	$(0.16)	$(0.02)	$0.04
Diluted	$0.25	$(0.16)	$(0.02)	$0.04
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	66,746,065	66,276,694	66,709,190	66,248,431
Diluted	142,866,245	66,276,694	68,848,283	145,456,670
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$(0.00)	$(0.00)	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic	79,233,544	79,275,234	79,233,544	79,204,883
Diluted	79,233,544	79,275,234	79,233,544	79,276,016

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	September 30, 2020	December 31, 2019
ASSETS
INVENTORIES	$2,021,155	$1,889,761
INVESTMENT IN UNCONSOLIDATED ENTITIES	441,737	533,239
PROPERTIES AND EQUIPMENT, NET	33,018	32,312
INTANGIBLE ASSET, NET—RELATED PARTY	73,269	80,350
CASH AND CASH EQUIVALENTS	270,580	346,833
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,330	1,741
RELATED PARTY ASSETS	100,478	97,561
OTHER ASSETS	21,357	22,903
TOTAL	$2,962,924	$3,004,700

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$617,198	$616,046
Accounts payable and other liabilities	138,066	167,711
Related party liabilities	118,897	127,882
Deferred income tax liability, net	11,628	11,628
Payable pursuant to tax receivable agreement	173,248	172,633
Total liabilities	1,059,037	1,095,900

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: 2020—69,051,284 shares; 2019—68,788,257 shares
Class B common shares; No par value; Issued and outstanding: 2020—79,233,544 shares; 2019—79,233,544 shares
Contributed capital	575,412	571,532
Retained earnings	41,439	42,844
Accumulated other comprehensive loss	(2,640)	(2,682)
Total members’ capital	614,211	611,694
Noncontrolling interests	1,264,676	1,272,106
Total capital	1,878,887	1,883,800
TOTAL	$2,962,924	$3,004,700

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

September 30, 2020
Cash and cash equivalents	$270,580
Borrowing capacity (1)	124,651
Total liquidity	$395,231

(1) As of September 30, 2020, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of approximately $0.3 million are issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization

September 30, 2020
Debt (1)	$625,000
Total capital	1,878,887
Total capitalization	$2,503,887
Debt to total capitalization	25.0%

(1) For purposes of this calculation, debt is not the same as the calculation of “Consolidated Funded Indebtedness” under the Company’s revolving credit facility and Senior Notes indenture, which would include a $94.4 million related party contractual reimbursement obligation. Prior to the second quarter of 2019, the Company presented this calculation inclusive of the reimbursement obligation.

Segment Results
Valencia (formerly Newhall)
The following table summarizes the results of operations of our Valencia segment for the three and nine months ended September 30, 2020 and 2019.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$42	$9	$17,076	$74
Land sales—related party	2	8	14	31
Operating properties	196	134	1,807	2,481
Total revenues	240	151	18,897	2,586
Costs and expenses
Land sales	—	—	11,861	—
Operating properties	764	1,388	4,408	4,488
Selling, general, and administrative	2,798	3,663	9,244	11,364
Total costs and expenses	3,562	5,051	25,513	15,852
Other income	91	8	268	29
Segment loss	$(3,231)	$(4,892)	$(6,348)	$(13,237)

San Francisco
The following table summarizes the results of operations of our San Francisco segment for the three and nine months ended September 30, 2020 and 2019.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales—related party	$—	$221	$—	$664
Operating property	138	184	450	535
Management services—related party	—	545	835	1,816
Total revenues	138	950	1,285	3,015
Costs and expenses
Management services	—	226	488	855
Selling, general, and administrative	1,967	4,386	8,184	14,083
Total costs and expenses	1,967	4,612	8,672	14,938
Other income—gain on settlement of contingent consideration, related party	—	—	—	64,870
Segment (loss) income	$(1,829)	$(3,662)	$(7,387)	$52,947

Great Park
The following table summarizes the results of operations of our Great Park segment for the three and nine months ended September 30, 2020 and 2019.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$141	$36,198	$21,962	$98,743
Land sales—related party	87	2,438	1,092	132,473
Management services—related party	7,895	10,814	21,424	31,647
Total revenues	8,123	49,450	44,478	262,863
Costs and expenses
Land sales	—	24,518	15,304	153,486
Management services	6,120	7,473	16,099	21,939
Selling, general, and administrative	8,840	9,680	29,572	26,751
Management fees—related party	3,440	7,825	7,633	24,445
Total costs and expenses	18,400	49,496	68,608	226,621
Interest income	84	1,016	1,210	2,671
Segment (loss) income	$(10,193)	$970	$(22,920)	$38,913

The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2020 and 2019.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)
Segment net (loss) income from operations	$(10,193)	$970	$(22,920)	$38,913
Less net income of management company attributed to the Great Park segment	1,775	3,340	5,325	9,708
Net (loss) income of the Great Park Venture	(11,968)	(2,370)	(28,245)	29,205
The Company’s share of net (loss) income of the Great Park Venture	(4,488)	(889)	(10,592)	10,952
Basis difference accretion (amortization)	293	199	(1,204)	(3,694)
Other-than-temporary investment impairment	—	—	(26,851)	—
Equity in (loss) earnings from the Great Park Venture	$(4,195)	$(690)	$(38,647)	$7,258

Commercial
The following table summarizes the results of operations of our Commercial segment for the three and nine months ended September 30, 2020 and 2019.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Rental and related income	$2,935	$6,388	$15,797	$19,492
Rental and related income—related party	2,224	2,186	6,344	6,216
Property management services—related party	104	99	298	226
Total revenues	5,263	8,673	22,439	25,934
Costs and expenses
Rental operating expenses	1,275	1,946	4,530	5,094
Interest	1,605	4,249	8,547	12,938
Depreciation	972	2,745	6,327	8,229
Amortization	23	1,032	2,100	3,090
Other expenses	640	14	812	83
Total costs and expenses	4,515	9,986	22,316	29,434
Other income—gain on asset sales, net	74,847	—	112,260	—
Segment income (loss)	$75,595	$(1,313)	$112,383	$(3,500)

The table below reconciles the Commercial segment results to the equity in earnings (loss) from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2020 and 2019.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(in thousands)
Segment net income (loss) from operations	$75,595	$(1,313)	$112,383	$(3,500)
Less net income of management company attributed to the Commercial segment	104	99	298	226
Net income (loss) of the Gateway Commercial Venture	75,491	(1,412)	112,085	(3,726)
Equity in earnings (loss) from the Gateway Commercial Venture	$56,618	$(1,060)	$84,064	$(2,795)